Exhibit 99.1

NEWS RELEASE

COMPUWARE CORPORATION                                           COMPUWARE [LOGO]
--------------------------------------------------------------------------------
Corporate Headquarters
ONE CAMPUS MARTIUS o DETROIT, MICHIGAN 48226
313-227-7300

For Immediate Release
July 22, 2004

            Compuware Reports Fiscal Year 2005 First Quarter Results

    DETROIT, July 22 /PRNewswire-FirstCall/ -- Compuware Corporation (Nasdaq: CPWR) today announced financial results for its first quarter ended June 30, 2004.

    "Compuware's first quarter miss was almost entirely based on a shortfall in new license deals in the final month of the quarter," said Compuware Chairman and CEO Peter Karmanos, Jr. "I am absolutely committed to doing everything necessary to meet Compuware targets for this fiscal year."


    First Quarter Fiscal 2005 Results


    Compuware reports first quarter revenues of $287.1 million, compared to $306.0 million in the first quarter of the previous fiscal year. Net income was $644,000 compared to $2.6 million in the same quarter of fiscal 2004. Earnings per share (diluted computation) were break-even compared to one cent, based upon 388.4 million and 384.0 million shares outstanding, respectively.

    During the company's first quarter, software license fees were $54.1 million, compared to $55.3 million in the same quarter of the previous year. Maintenance fees were $103.5 million, compared to $101.6 million in the first quarter of fiscal 2004. Revenue from professional services was $129.5 million, compared to $149.1 million in the same quarter last year.


    First Quarter Fiscal Year 2005 Highlights


    During the first quarter, Compuware:

    -- Announced it acquired privately held Changepoint Corporation. The acquisition augments Compuware's ability to help CIOs effectively manage scarce resources to maximize the value IT brings to their business.

    -- Announced that Changepoint Version 8.01, now rebranded as Compuware IT Governance by Changepoint, won the 2004 Well-Connected Award in the category of IT Portfolio Management Solutions by CMP Media LLC's Network Computing. Changepoint Version 8.01 was chosen for its unique collaboration features, approach and consideration of intangible benefits in evaluating the value of IT investments, high level of automation around portfolio management and method for encouraging process compliance and software adoption.

    -- Announced an agreement with General Motors to use Covisint Connect data messaging service. This strategic move for GM will support traditional EDI as well as future ebXML-based communications through an advanced technology platform. More than 6,000 GM supplier manufacturing locations will migrate to Covisint Connect.

    -- Announced it had signed an agreement with the Automotive Group of Johnson Controls, Inc. to make Covisint Connect its data messaging service.

    -- Announced the general availability of Compuware Vantage 9.1, the first comprehensive solution to tie infrastructure management to service management, which helps to better align the use of IT resources with the requirements of the business.

    -- Announced the release of version 4.1 of the Compuware Application and Reliability Solution (CARS), its comprehensive quality management solution. CARS 4.1 extends management-level visibility into quality assurance processes and enables greater optimization when managing risk during application development and deployment.

    -- Unveiled Compuware OptimalJ, 3.2, the company's advanced, model-driven pattern-based development environment. New features in Compuware OptimalJ 3.2 further expand the product's coverage across all phases of the development life cycle and enhance OptimalJ's value and usability for all members of the development team.

    -- Announced a new services partnership with SAP America, Inc. The partnership will deliver a go-to-market strategy designed to help customers reduce the total cost of ownership of SAP deployments by improving application reliability and performance. The combination of Compuware services with SAP(R) solutions will enable customers to ensure the reliability and maximize the value of their SAP solutions environment, reducing their total cost of ownership.

    -- Announced that its NearShore Development Center in Montreal was expanding to meet the growing customer demand for enterprise application development.

    -- Announced the results of a study commissioned by Compuware and conducted by IDC that revealed that respondents were more likely to use nearshore rather than offshore when the cost benefit is 65 percent or lower than the cost of a U.S. provider. The same survey showed that more than 46 percent of the respondents said the availability of experienced professionals was the most important factor in selecting a service provider.

    -- Announced that the web-based case management system it built for Montgomery County Children Services in Dayton, Ohio, won Application Development Trends' (ADT) 2004 Innovator Award in the "Application Management and Deployment" category. Winners were selected from a field of more than 65 IT organizations that have undertaken challenging development projects in an effort to improve business results.

    -- Announced its intention to provide Compuware STROBE support for IBM's zSeries Application Assist Processor (zAAP), planned to be available on the IBM eServer z990 and zSeries 890 servers. Compuware STROBE will provide application performance analysis for Java applications utilizing the new IBM zAAP execution environment on the zSeries platform.

    -- Announced that Compuware DevPartner Studio 7.1 Professional Edition won Visual Studio Magazine's Readers Choice Award in the "Performance, Profiling and Debugging Tool" category, marking the second consecutive year this product won this award.

    -- Announced it was named to SD Times Magazine's annual SD Times 100 list for the second consecutive year. Compuware DevPartner Studio was recognized in the "Test and Performance" category, and Compuware OptimalJ was recognized in the "Modeling & Design" category.

    -- Highlighted its strategy to help organizations make IT more efficient and responsive to business needs through the adoption of Service Oriented Architectures by showcasing its portfolio of solutions for the entire application life cycle at the BEA eWorld conference.

    -- Showcased the Microsoft .NET Framework-based automated life cycle solutions of its DevPartner, QACenter and Vantage products at Microsoft Tech*Ed 2004.

    -- Announced the latest version of its functional testing suite of products, Compuware QACenter Enterprise Edition. The new version includes a release of TestPartner, version 5.2, which introduces features that accelerate the functional testing of complex Web, ERP and CRM applications. Also included is new support for testing Microsoft .NET, Java and SAP 6.20 GUI for Windows applications.

    -- Announced the release of version 5.0 of Compuware QACenter Enterprise Edition, which includes significant new functionality that breaks down the barriers between the development and testing phases of the application life cycle by enabling QA teams to understand and manage their testing efforts within the context of the business requirements of an application.

    -- Announced the availability of Compuware Uniface 8.4, the latest version of its proven, unified development environment for designing, building and deploying enterprise business applications.


    Compuware Corporation

    Compuware Corporation (Nasdaq: CPWR) is a world leader in delivering software and services that enable businesses to manage their enterprises and maximize the value of their IT assets. Compuware solutions accelerate the development, improve the quality and enhance the performance of business-driving applications. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com/.


    Conference Call Information

    Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern Time (21:00 GMT). Interested parties calling from the United States should call 877-459-8388. For international access, the conference call number is +1-484-630-8751. The password for the conference call is Compuware. A conference call replay will also be available. For more information, visit the Compuware Corporation Investor Relations web site at http://www.compuware.com .


    Press Contact

    Lisa Elkin, Vice President, Corporate Communications and Investor Relations, 313-227-7345


    Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.




                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                        AS OF JUNE 30,
                                                  --------------------------
                  ASSETS
                                                    2004              2003
                                                ----------        ----------
     CURRENT ASSETS:
       Cash and cash equivalents                $  373,678        $  361,646
       Investments                                 159,886           178,097
       Accounts receivable, net                    407,276           473,846
       Deferred tax asset, net                      28,127            29,894
       Income taxes refundable, net                 49,756            10,079
       Prepaid expenses and other current
        assets                                      25,040            20,085
                                                ----------        ----------
               Total current assets              1,043,763         1,073,647
                                                ----------        ----------
     INVESTMENTS                                   161,489            74,642
                                                ----------        ----------
     PROPERTY AND EQUIPMENT, LESS
      ACCUMULATED
       DEPRECIATION AND AMORTIZATION               447,237           408,450
                                                ----------        ----------
     CAPITALIZED SOFTWARE, LESS
      ACCUMULATED AMORTIZATION                      50,598            51,502
                                                ----------        ----------
     OTHER:
       Accounts receivable                         195,207           273,939
       Deferred tax asset, net                                        24,589
       Goodwill                                    289,062           212,702
       Other                                        37,397            28,518
                                                ----------        ----------
               Total other assets                  521,666           539,748
                                                ----------        ----------
     TOTAL ASSETS                               $2,224,753        $2,147,989
                                                ==========        ==========

       LIABILITIES AND SHAREHOLDERS' EQUITY

     CURRENT LIABILITIES:
       Accounts payable                            $35,436           $29,132
       Accrued expenses                            129,500           121,924
       Deferred revenue                            328,363           316,093
                                                ----------        ----------
               Total current liabilities           493,299           467,149

     DEFERRED REVENUE                              287,143           315,242

     ACCRUED EXPENSES                               19,283            22,354

     DEFERRED TAX LIABILITY, NET                     6,153
                                                ----------        ----------
               Total liabilities                   805,878           804,745
                                                ----------        ----------
     SHAREHOLDERS' EQUITY:
       Common stock                                  3,862             3,827
       Additional paid-in capital                  729,990           706,907
       Retained earnings                           681,759           634,509
       Foreign currency translation
        adjustment                                   3,264            (1,999)
                                                ----------        ----------
               Total shareholders' equity        1,418,875         1,343,244
                                                ----------        ----------
     TOTAL LIABILITIES AND SHAREHOLDERS'
      EQUITY                                    $2,224,753        $2,147,989
                                                ==========        ==========


                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)


                                                       QUARTER ENDED
                                                          JUNE 30,
                                                 -------------------------

                                                   2004             2003
                                                 --------         --------
    REVENUES:
      Software license fees                      $ 54,103         $ 55,325
      Maintenance fees                            103,501          101,576
      Professional services fees                  129,449          149,111
                                                 --------         --------
           Total revenues                         287,053          306,012
                                                 --------         --------
    OPERATING EXPENSES:
      Cost of software license fees                 7,809            7,386
      Cost of professional services               118,850          139,480
      Technology development and support           40,891           40,023
      Sales and marketing                          70,733           67,385
      Administrative and general                   52,018           53,232
                                                 --------         --------
           Total operating expenses               290,301          307,506
                                                 --------         --------
    LOSS FROM OPERATIONS                           (3,248)          (1,494)

    OTHER INCOME                                    4,143            5,109
                                                 --------         --------
    INCOME BEFORE INCOME TAXES                        895            3,615

    INCOME TAX PROVISION                              251            1,012
                                                 --------         --------
    NET INCOME                                   $    644         $  2,603
                                                 ========         ========
    DILUTED EPS COMPUTATION
    Numerator:  Net income                       $    644         $  2,603
                                                 --------         --------
    Denominator:
      Weighted-average common shares
       outstanding                                385,584          382,521
      Dilutive effect of stock options              2,842            1,492
                                                 --------         --------
      Total shares                                388,426          384,013
                                                 --------         --------
    Diluted EPS                                  $   0.00         $   0.01
                                                 ========         ========


                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In Thousands)

                                                       THREE MONTHS ENDED
                                                             JUNE 30,
                                                      2004              2003
    CASH FLOWS PROVIDED BY OPERATING
     ACTIVITIES:
      Net income                                 $     644          $  2,603
      Adjustments to reconcile net income
       to cash provided
          by operations:
          Depreciation and amortization             15,199            11,222
          Tax benefit from exercise of
           stock options                               227                91
           Issuance of common stock to
            ESOP                                     4,872
          Acquisition tax benefits                   1,802             1,758
          Deferred income taxes                      5,530            (3,759)
          Other                                        545             2,794
          Net change in assets and
           liabilities, net of effects
           from acquisitions:
            Accounts receivable                     45,971            47,754
            Prepaid expenses and other
             current assets                         (3,685)           (2,824)
            Other assets                               497            (3,026)
            Accounts payable and accrued
             expenses                              (40,098)          (28,386)
            Deferred revenue                        14,253            21,392
            Income taxes                           (15,785)              842
                                                 ---------          --------
                 Net cash provided by
                  operating activities              29,972            50,461
                                                 ---------          --------
    CASH FLOWS USED IN INVESTING
     ACTIVITIES:
      Purchase of:
          Business                                 (96,993)
          Property and equipment:
               Headquarters facility                (2,180)          (23,633)
               Other                                (1,772)           (2,616)
          Capitalized software                      (3,013)           (3,162)
      Investments:
          Proceeds                                  71,306           111,708
          Purchases                                (81,147)          (97,963)
                                                 ---------          --------
                 Net cash used in
                  investing activities            (113,799)          (15,666)
                                                 ---------          --------
    CASH FLOWS PROVIDED BY FINANCING
     ACTIVITIES:
      Net proceeds from exercise of stock
       options                                         892               870
      Contribution to stock purchase
       plans                                         2,206             2,365
                                                 ---------          --------
                 Net cash provided by
                  financing activities               3,098             3,235
                                                 ---------          --------
     EFFECT OF EXCHANGE RATE CHANGES ON
      CASH                                            (509)            4,150
                                                 ---------          --------
    NET INCREASE (DECREASE) IN CASH AND
     CASH EQUIVALENTS                              (81,238)           42,180

    CASH AND CASH EQUIVALENTS AT
     BEGINNING OF PERIOD                           454,916           319,466
                                                 ---------          --------
    CASH AND CASH EQUIVALENTS AT END OF
     PERIOD                                      $ 373,678          $361,646
                                                 =========          ========

    Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.



                      COMPUWARE CORPORATION AND SUBSIDIARIES
                              OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                  QUARTER ENDED
                                ------------------       QUARTER ENDED
                                JUNE 30,  JUNE 30,  YR-YR   MARCH 31,  QTR-QTR
                                  2004      2003   % Change    2004   % Change
                                --------  -------- -------- --------- --------
    License Fees:
      Distributed Product
       License Fees
    DevPartner                    $4,270    $4,441   (3.9%)    $7,056  (39.5%)
    QACenter and File-AID
     Client/Server                 5,864     4,638   26.4%      9,317  (37.1%)
    UNIFACE and Optimal            3,344     3,417   (2.1%)     6,056  (44.8%)
    Vantage                        8,689     9,110   (4.6%)    13,614  (36.2%)
    IT Governance                  1,973       -      N/A         -      N/A
                                --------  --------           --------
      Total Distributed Product
       License Fees               24,140    21,606   11.7%     36,043  (33.0%)
      Mainframe Product License
       Fees                       29,963    33,719  (11.1%)    65,223  (54.1%)
                                --------  --------           --------
    Total License Fees            54,103    55,325   (2.2%)   101,266  (46.6%)

    Maintenance Fees             103,501   101,576    1.9%    104,278   (0.7%)
                                --------  --------           --------
    Total Products Revenue      $157,604  $156,901    0.4%   $205,544  (23.3%)
                                ========  ========           ========

    Total Mainframe Products
     Revenue                    $113,736  $119,231   (4.6%)  $151,114  (24.7%)
    Total Distributed Products
     Revenue                     $43,868   $37,670   16.5%    $54,430  (19.4%)

    Total Products Revenue by
     Geography
    North America                $88,915   $86,205    3.1%   $104,266  (14.7%)
    International                $68,689   $70,696   (2.8%)  $101,278  (32.2%)

    Product Releases
    Mainframe                          3        19  (84.2%)         5  (40.0%)
    Distributed                        7        14  (50.0%)        14  (50.0%)

    Total Costs of Software
     Products                   $119,433  $114,794    4.0%   $130,984   (8.8%)

    Professional Services
    Professional Services
     Revenue                    $129,449  $149,111  (13.2%)  $132,153   (2.0%)
    Contribution Margin             8.2%      6.5%              13.9%
    Billable Headcount             4,125     5,011  (17.7%)     4,306   (4.2%)

    Total Company Headcount        8,610     9,376   (8.2%)     8,660   (0.6%)




SOURCE  Compuware Corporation
    -0-                             07/22/2004
    /CONTACT: Lisa Elkin, Vice President, Corporate Communications and Investor Relations of Compuware Corporation, +1-313-227-7345/
    /Company News On-Call: http://www.prnewswire.com/comp/112310.html/ /Web site: http://www.compuware.com /
    (CPWR)

CO:  Compuware Corporation
ST:  Michigan
IN:  CPR STW MLM
SU:  ERN CCA